Exhibit 10.21

PROMISSORY NOTE

USD $[•]	Toronto, Ontario July 1, 2015

FOR VALUE RECEIVED, Gilla, Inc. (“Gilla” or the “Borrower”), a Nevada Corporation hereby covenants and promises to pay to [INSERT NAME] (the “Lender”), in the manner hereinafter provided, the principal sum of [INSERT PRINCIPAL AMOUNT] United States dollars (US $[•]) (the “Loan”).

The Loan shall be non-interest bearing and due on or before [INSERT DATE] (the “Maturity Date”). This Loan has been issued as part of the purchase consideration of the 100% acquisition of E Liquid Wholesale, Inc. (the “Corporation”) by Gilla on July 1, 2015, whereas the Lender was a vendor of the Corporation. As such, the principal sum of the Loan shall be subject to future adjustments as outlined in the Share Purchase Agreement, dated June 25, 2015 and incorporated herein by this reference. The Loan shall be repaid in cash.

Events of Default:  In the event of default (missed payment) the Borrower will have 30 days to liquidate sufficient assets to cover the Loan.

Except as otherwise expressly provided herein, any notice, report or other communication which may be or is required to be given or made pursuant to this Loan shall be in writing and shall be deemed to have been validly served, given or hand delivered or sent by facsimile, or other electronic communication, or three (3) days after deposit in the mail with United States Post Office (or equivalence), with proper first class postage prepaid and addressed to the party to be notified or to such other address as any party hereto may designate for itself by like notice, as follows:

if to the Borrowers, at:

Gilla Inc.
70 York Street
Suite 1610
Toronto, ON
M5J 1S9
Attention:  J. Graham Simmonds
Email: graham@gillainc.com

if to the Lender, at:

[INERT NAME]
[INSERT ADDRESS]

This Loan is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the Borrower has caused this Loan to be executed and delivered by its duly authorized officer as of the date and at the place first above written.

GILLA INC. By:______________________ Name: J. Graham Simmonds Title: Chief Executive Officer [INSERT NAME] By:_______________________